Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes
12. INCOME TAXES
During the years ended December 31, 2022 and 2021, the Company recorded no income tax benefits due to the losses incurred and the uncertainty of future taxable income. For financial reporting purposes, net loss before income taxes, includes the following components:

	Years Ended December 31,
	2022	2021
	(in thousands)
Domestic	$(102,835)	$(153,426)
Foreign	149	104

Total	$(102,686)	$(153,322)

A reconciliation of the expected income tax (benefit) computed u sing
the federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	Years Ended December 31,
	2022	2021
Federal statutory rate%	21.0%	21.0%
State rate, net of federal benefit%	2.1%	7.5%
Change in valuation allowance%	(28.6)%	(28.0)%
Tax credits generated%	3.0%	3.3%
Stock-based compensation%	1.0%	(2.6)%
Warrant revaluation%	2.5%	1.5%
Permanent differences%	(0.8)%	(2.5)%
Other Items	(0.1)%	(0.3)%

Effective tax rate%	0.1%	-0.1%

Deferred tax assets and liabilities consist of the following:

	Years Ended December 31,
	2022	2021
	(in thousands)
Federal and state net operating carryforwards	$86,745	$70,569
Research and development and other credits	17,903	13,046
Stock-based compensation	1,674	1,742
Capitalized R&D	10,487	—
Lease Liabilities	2,245	—
Other	1,707	4,359

Gross deferred tax assets	120,761	89,716

Valuation allowance	(118,971)	(89,633)

Right of use asset	(1,743)	—

Net deferred tax assets	$47	$83

Realization of deferred tax assets is dependent upon the generation of future taxable income. As required by ASC 740, the Company evaluated the positive and negative evidence bearing upon its ability to realize the deferred tax assets as of December 31, 2022 and 2021. As the Company has incurred tax losses from inception, the Company determined that it was more likely than not that the Company would not realize the benefits of federal and state net deferred tax assets. Accordingly, a full valuation allowance was established against the net deferred tax assets as of December 31, 2022 and 2021.
As of December 31, 2022 and 2021, the Company had federal net operating loss carryforwards of $331.9 million and $256.6 million, respectively, which may be available to reduce future taxable income. The carryforwards generated in 2017 and prior expire at various dates through 2037. The $315.0 million in carryforwards generated from 2018 onwards do not expire. As of December 31, 2022 and 2021, the Company had state net operating loss carryforwards of $256.7 million and $263.2 million, respectively, which may be available to reduce future taxable income. These carryforwards expire at various dates through 2042. In addition, the Company had federal and state research and development tax credit carryforwards of $11.7 million available to reduce future tax liabilities, which will expire at various dates through 2042.
Utilization of the Company’s net operating loss (“NOL”) carryforwards and research and development (“R&D”) tax credit carryforwards may be subject to a substantial annual limitation due to ownership change limitations that have occurred previously or that could occur in the future in accordance with Section 382 of the Internal Revenue Code of 1986 (“Section 382”) as well as similar state provisions. These ownership changes may limit the amount of NOL and R&D tax credit carryforwards that can be utilized annually to offset future taxable income and taxes, respectively. In general, an ownership changes as defined by Section 382 results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50% over a three-year period. The Company has not conducted a study to assess whether a change of control has occurred or whether there have been multiple changes of control since inception due to significant complexity with such a study. If the Company has experienced a change of control, as defined by Section 382, at any time since inception, utilization of the NOL carryforwards or R&D tax credit carryforwards would be subject to an annual limitation under Section 382, which is determined by first multiplying the value of the Company’s stock at the time of the ownership change by the applicable long-term tax-exempt rate, and then could be subject to additional adjustments, as required. Any limitation may result in expiration of a portion of the NOL carryforwards or R&D tax credit carryforwards before utilization.
The Company operates within multiple taxing jurisdictions and is required to file tax returns in those jurisdictions. Since the Company is in a loss carryforward position, the Company is generally subject to examination by the U.S. federal, state, and local income tax authorities for all tax years in which a loss carryforward is available. The Company is currently not under examination by the Internal Revenue Service or any other jurisdiction for any tax years. The Company has not recorded any interest or penalties on any unrecognized tax benefits since inception. The Company does not believe material uncertain tax positions have arisen to date.